EX-99.3  PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                   California Software Corporation
           Pro Forma Condensed Consolidated Balance Sheet
                             (Unaudited)


                          CSC -      SCI -
                        September, September  	Pro Forma   ProForma
                         30, 2000   30, 2000   Adjustments  Combined
                       ----------  ----------   ---------  ----------
ASSETS

Current assets:
 Cash and cash
  equivalents          $5,787,093  $   36,099   $(750,000) $5,073,192
 Accounts receivable,net  327,448   1,596,544           -   1,923,992

 Prepaids and other
  current assets          798,750      48,161           -     846,911
                       ----------  ----------   ---------  ----------
   Total current assets 6,913,291   1,680,804    (750,000)  7,844,095


Property  and equipment,
 net                      143,482      70,084      85,745     299,311
Goodwill and other
 intangibles, net               -           -   3,933,101   3,933,101
Other assets               67,847           -           -      67,847
                       ----------  ----------   ---------  ----------
TOTAL ASSETS           $7,124,620  $1,750,888  $3,268,846 $12,144,354


LIABILITIES AND STOCKHOLDERS'
        EQUITY (DEFICIT)

Current liabilities:
 Accounts payable and
  accrued expenses       $639,388  $2,604,618  $   69,308  $3,314,314
 Payable to related party       -     243,229     917,500   1,160,729
 Accrued payroll and
  related expenses        156,947           -           -     156,947
 Taxes payable                  -     888,000    (292,493)    595,507
 Note payable                   -     249,601           -     249,601
 Deferred revenue          96,344     339,971           -     436,315
                       ----------  ----------   ---------  ----------
   Total current
     liabilities          892,679   4,325,419     694,315   5,912,413
                       ----------  ----------   ---------  ----------
Long-term liabilities      24,643           -          -       24,643
                       ----------  ----------   ---------  ----------
   Total liabilities      917,322   4,325,419     694,315   5,937,056


Stockholders' equity (deficit):

Preferred stock, $0.001 par
 value;  5,000,000 shares
 authorized;  no   shares
 issued  and  outstanding
 at September 30, 2000          -           -           -           -
Common  stock, $0.001  par
 value; 20,000,000 shares
 authorized;   12,579,771
 shares    issued     and
 outstanding at September
 30, 2000                  12,578      10,000     (10,000)    12,578
Additional paid-in
capital                10,397,520           -           - 10,397,520
Accumulated deficit    (4,202,800) (2,584,531)  2,584,531 (4,202,800)
                       ----------  ----------   ---------  ----------

Total stockholders'
 equity (deficit)       6,207,298  (2,574,531)  2,574,531  6,207,298
                       ----------  ----------   ---------  ----------
TOTAL LIABILITIES AND
   STOCKHOLDERS'
      EQUITY (DEFICIT) $7,124,620  $1,750,888  $3,268,846 $12,144,354
                       ==========  ========== ============ ==========


       See the accompanying notes to the financial statements.

                   California Software Corporation
      Pro Forma Condensed Consolidated Statements of Operations
            For the Nine Months Ended September 30, 2000
                             (Unaudited)


                            CSC -     SCI -
                            Nine      Nine
                           Months    Months
                            Ended     Ended
                          September  September Pro Forma   Pro Forma
                          30,2000    30, 2000  Adjustments  Combined
                        ------------ ---------- --------- -----------
Revenues:
 Software sales           $972,459    $880,255 $       -  $1,852,714

 Hardware sales                  -   2,266,033         -   2,266,033
 Maintenance and other
  revenue                  126,725   1,196,940         -   1,323,665
                        ------------ ---------- --------- -----------
   Total revenues        1,099,184   4,343,228         -   5,442,412
                        ------------ ---------- --------- -----------

Costs and expenses:
Cost of hardware sales           -   1,513,462         -   1,513,462
Research and development    361,004          -         -     361,004
Selling, general, and
 administrative           4,636,424  3,193,382         -   7,829,806
Depreciation and
 amortization                24,059     62,129   590,000     676,188
                        ------------ ---------- --------- -----------
Total costs and expenses  5,021,487  4,768,973   590,000  10,380,460
                        ------------ ---------- --------- -----------

Loss from operations     (3,922,303)  (425,745) (590,000) (4,938,048)


Other income (expense),net  156,565    (58,475)        -      98,090
                        ------------ ---------- --------- -----------
Loss before provision for
 income taxes            (3,765,738)  (484,220) (590,000) (4,839,958)

Provision for income taxes        -           -        -          -
                        ------------ ---------- --------- -----------
Net loss                $(3,765,738) $(484,220)$(590,000)$(4,839,958)
                        ============ ========== ========= ===========


Loss per common share - basic                                  $(.45)
 and fully diluted                                        ===========

Weighted-average shares
 outstanding  -  basic and
  fully diluted                                           10,716,254
                                                          ===========

       See the accompanying notes to the financial statements.

                   California Software Corporation
      Pro Forma Condensed Consolidated Statements of Operations
            For the Twelve Months Ended December 31, 1999
                             (Unaudited)

                               CSC -     SCI -      Pro       Pro
                              Twelve    Twelve     Forma    Forma
                              Months    Months   Adjustme  Combine
                               Ended     Ended      nts       d
                             December  December
                             31, 1999  31, 1999
Revenues:
 Software sales           $2,571,164 $ 3,999,874 $      - $6,571,038
 Hardware sales                    -   4,815,095        -  4,815,095

 Maintenance and other
  revenue                    135,834   1,794,306        -  1,930,140
                           ---------  ---------- -------- ----------
   Total revenues          2,706,998  10,609,275        - 13,316,273
                           ---------  ---------- -------- ----------

Costs and expenses:
Cost of sales                     -    5,044,336        -  5,044,336

Research and development    414,992            -        -    414,992
Selling,general,and
  administrative          2,686,999    6,161,218        -  8,848,217
Depreciation and
  amortization               13,100      122,509  787,000    922,609
                           ---------  ---------- -------- ----------
    Total costs and
        expenses          3,115,091   11,328,063  787,000 15,230,154
                           ---------  ---------- -------- ----------
Loss from operations       (408,093)    (718,788)(787,000)(1,913,881)


Other expense, net          (11,644)      (7,625)      -     (19,269)
                           ---------  ---------- -------- ----------
Loss before provision for
  income taxes             (419,737)  (726,413) (787,000) (1,933,150)

Provision for income taxes        -            -        -          -

Net loss                  $(419,737) $(726,413)$(787,000)$(1,933,150)
                          ========== ========= ========== ===========


Loss per common share - basic
 and fully diluted                                             $(.30)
                                                          ===========
Weighted-average shares
outstanding  -   basic and
fully diluted                                              6,541,800
                                                          ===========



       See the accompanying notes to the financial statements.

                   California Software Corporation
   Notes to Pro Forma Consolidated Condensed Financial Statements
   For the Nine Months Ended September 30, 2000 and the Year Ended
                          December 31, 1999


Note 1.  Unaudited Pro Forma Consolidated Condensed Financial
Statements

On October 20, 2000, California Software Corporation ("CSC") acquired certain assets and liabilities of Software Connections, Inc., a Virginia corporation ("SCI"). SCI is a software developer that specializes in finance industry lending systems. The aggregate purchase price consisted of $750,000 in cash, an earn-out payable over 60 months valued between $625,000 and $2,500,000 depending on SCI's operating results during that period, and a note payable valued at $292,500 payable over 36 months. The acquisition was accounted for as a purchase and as having an effective date of September 30, 2000.

The unaudited pro forma consolidated condensed financial statements give effect on a purchase accounting basis to the acquisition of SCI. The pro forma consolidated condensed balance sheet at September 30, 2000 has been prepared by combining the balance sheets of CSC and SCI at September 30, 2000 as adjusted for the pro forma adjustments described in Note 2 below. The pro forma consolidated condensed statement of operations for the nine months ended September 30, 2000 has been prepared by combining the statement of operations of CSC and SCI for the nine months ended September 30, 2000 as adjusted for the pro forma adjustments described in 2 below. The pro forma consolidated condensed statement of operations for the year ended December 31, 1999 has been prepared by combining the statements of operations of CSC and SCI for the year ended December 31, 1999 as adjusted for the pro forma adjustments described in Note 2 below.

The unaudited pro forma consolidated condensed financial statements for the nine months ended September 30, 2000 and for the year ended December 31, 1999 assume that the acquisition occurred on January 1, 2000 and 1999, respectively. The unaudited pro forma consolidated condensed financial statements do not purport to represent the results of operations of CSC had the transaction and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma adjustments are based on management's preliminary assumptions regarding purchase accounting adjustments. The actual allocation of the purchase price will be adjusted to the extent that actual amounts differ from management's estimates in accordance with Statement of Financial Accounting Standards No. 38, "Accounting for Preaquisition Contingencies of Purchased Enterprises".

The unaudited pro forma consolidated financial information is based upon certain assumptions and adjustments described in the notes to the pro forma consolidated financial statements. The pro forma consolidated financial information should be read in conjunction with (a) the historical financial statements, and related notes, of CSC contained in CSC's quarterly report on Form 10-QSB for the quarter ended September 30, 2000 and in the Annual Report on Form 10-KSB for the year ended December 31, 1999 and (b) SCI's historical financial statements included in this Form 8-K.

Note 2.  Pro Forma Adjustments

The following summarizes the consideration granted for the acquisition of SCI as well as the allocation of the purchase price and other purchase accounting adjustments:

      Cash
                                                      $  750,000
      Earn-out payable                                   625,000
      Note payable                                       292,500
                                                       ---------
      Total purchase price                             1,667,500
      Deficiency in net assets acquired                2,196,293
      Estimated acquisition costs                         69,308
                                                       ---------
      Excess of purchase price over net assets
      (goodwill)                                      $3,933,101
                                                      ==========
Amortization of goodwill assumes a five year amortization period.

In addition, the accumulated deficit and common stock of SCI were eliminated in the pro-forma financial statements.